The Saratoga Advantage Trust

Supplement dated July 19, 2004

to the

Statement of Additional Information

Dated January 30, 2004 of the Saratoga Advantage Trust

Reference is made to Appendix B to the Statement of Additional Information.  The section entitled “PROXY VOTING POLICIES & PROCEDURES – PICTET” is deleted in its entirety.

Please retain this supplement for future reference.